SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	Commission File Number:
October 6, 2003	0-27812

MEDALLION FINANCIAL CORP.

(Exact name of registrant as specified in its charter)

Delaware	04-3291176
(State or other jurisdiction of incorporation)	(IRS Employer Identification Number)

437 Madison Avenue New York, New York 10022
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code:
(212) 328-2100
(Former name or former address, if changed since last report)

ITEM 5.    OTHER EVENTS AND REGULATION FD DISCLOSURE.

Medallion Financial Corp. (the “Company”) intends to issue a press release to the news media to announce the recent approval by the Federal Deposit Insurance Corporation for Federal deposit insurance for the Company’s subsidiary Medallion Bank, a Utah industrial loan corporation.

A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

ITEM 7.    FINANCIAL STATEMENTS AND EXHIBITS.

99.1                 Press release, dated October 7, 2003.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MEDALLION FINANCIAL CORP.

By: /S/ LARRY D. HALL Name: Larry D. Hall Title: Acting Chief Financial Officer Date: October 6, 2003

Exhibit Index

Exhibit No.	Description

99.1	Press release, dated October 7, 2003.

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